UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): September 16, 2009

Hanger Orthopedic Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Bethesda Metro Center, Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices (zip code))

301-986-0701

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01 Other Events

As previously reported by Hanger Orthopedic Group, Inc. (the “Company”), the United States Attorney’s Office for the Eastern District of New York (the “US Attorney’s Office”) initiated an investigation in June 2004 regarding allegations of billing discrepancies at the Company’s West Hempstead, New York patient-care center.  Based upon communications with the US Attorney’s Office, it is the Company’s understanding that the US Attorney’s Office will not file any criminal charges or pursue any False Claims Act remedies against the Company related to the alleged billing discrepancies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

By:	/s/George E. McHenry
George E. McHenry
Chief Financial Officer

Dated: September 16, 2009